SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 7, 2018

CENTERSTATE BANK CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

The CenterState Bank Corporation (NASDAQ: CSFL) (the “Company” or “CenterState”) is furnishing this Current Report on Form 8-K in connection with a presentation being made by management at various meetings beginning on November 7, 2018.  Attached hereto and incorporated herein as Exhibit 99.1 is the text of that presentation.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This report contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, CenterState’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the impact on failing to implement our business strategy, including our growth and acquisition strategy, including the merger with Charter Financial Corporation; any litigation that has been or might be filed in connection with the merger; the ability to successfully integrate our acquisitions; additional capital requirements due to our growth plans; the impact of an increase in our asset size to over $10 billion; the risks of changes in interest rates and the level and composition of deposits; loan demand, the credit and other risks in our loan portfolio and the values of loan collateral; the impact of us not being able to manage our risk; the impact on a loss of management or other experienced employees; the impact if we failed to maintain our culture and attract and retain skilled people; the risk of changes in technology and customer preferences; the impact of any material failure or breach in our infrastructure or the infrastructure of third parties on which we rely including as a result of cyber-attacks; or material regulatory liability in areas such as BSA or consumer protection; reputational risks from such failures or liabilities or other events; legislative and regulatory changes; general competitive, political, legal, economic and market conditions and developments; financial market conditions and the results of financing efforts; changes in commodity prices and interest rates; weather, natural disasters and other catastrophic events; and other factors discussed in our filings with the Securities and Exchange Commission under the Exchange Act. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2017, and otherwise in our SEC reports and filings, which are available in the “Investor Relations” section of CenterState’s website, http://www.centerstatebanks.com. You should not expect us to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

The following exhibit is furnished as Regulation FD Disclosure to this Current Report on Form 8-K:

	(d)	Exhibits:

	Exhibit 99.1	Third Quarter 2018 Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANK CORPORATION

By:	/s/ Jennifer L. Idell
Jennifer L. Idell
Executive Vice President and
Chief Financial Officer

Date:  November 7, 2018

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